Exhibit 10.2

EXECUTION COPY

QLT Inc.

887 Great Northern Way, Suite 250

Vancouver, B.C., Canada V5T4T5

December 7, 2015

Broadfin Healthcare Master Fund Ltd

Attn: Jason Abrams

300 Park Avenue, 25th Floor

New York, NY 10005

JW GP, LLC

Attn: Jason Wild

515 Madison Ave, 14B

New York, NY 10022

Ladies and Gentlemen:

Reference is made to that certain Share Purchase Agreement (“Purchase Agreement”) dated as of June 8, 2015 by and among QLT Inc., and Broadfin Healthcare Master Fund, Ltd, JW Partners, LP, and JW Opportunities Fund, LLC, EcoR1 Capital Fund Qualified, L.P. and EcoR1 Capital Fund, L.P.  The parties to this letter agreement (this “Letter Agreement”) desire to amend the Purchase Agreement, pursuant to Section 8(k) thereof, in the manner set forth in this Letter Agreement.  Capitalized terms not otherwise defined in this Letter Agreement shall have the meaning assigned thereto in the Purchase Agreement.

The parties hereby amend the Purchase Agreement as follows:

1.              All references to EcoR1 Capital Fund Qualified, L.P. and EcoR1 Capital Fund, L.P. shall be deleted.

2.              All references to the “Aralez Subscription Agreement” shall mean such agreement as amended and restated on the date hereof (the “A&R Aralez Subscription Agreement”).

3.              The definition of “Purchased Shares” shall be deleted and replaced with the following:

“Purchased Shares” shall mean the Company Shares (as defined in the A&R Aralez Subscription Agreement) received by Quest pursuant to the transactions contemplated by the A&R Aralez Subscription Agreement.

4.              The definition of “Quest Price” shall be deleted and replaced with the following:

“Quest Price” shall mean the quotient obtained by dividing $45,000,000 by the total number of Purchased Shares.”

5.              The definition of “Backstop Shares” shall be deleted and replaced with the following:

“Backstop Shares” shall mean the number of Purchased Shares to be sold to the Backstop Purchasers pursuant to the terms of this Agreement, such number of shares to equal the lesser of (i) the difference between the number of Purchased Shares and the number of Distribution Shares, and (ii) a number of shares equal to the quotient obtained by dividing $15,000,000 by the Quest Price.”

6.              The third recital of the Purchase Agreement is hereby amended to replace the words “ordinary shares of Aralez” with “Company Shares”.

7.              Section 6(v) of the Purchase Agreement is amended to delete the following language in its entirety:

“If (i) the Investment Closing occurs less than four months plus one day after the Aralez Closing, and (ii) at the time of the Aralez Closing, Aralez is a reporting issuer in any province or territory of Canada, then the Backstop Shares will also carry the following Canadian restrictive legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE   , 2015 [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE ARALEZ CLOSING].”

If (i) the Investment Closing occurs less than four months plus one day after the Aralez Closing, and (ii) at the time of the Aralez Closing, Aralez is not a reporting issuer in any province or territory of Canada, then the Backstop Shares will carry the following Canadian restrictive legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I)    , 2015 [INSERT THE ARALEZ CLOSING DATE], AND (II) THE DATE ARALEZ PHARMACEUTICALS LTD. BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.””

8.              Annex A to the Purchase Agreement is amended and restated in the form attached hereto as Annex A.

9.              J.W. Opportunities Master Fund, Ltd., a Cayman Islands company limited by shares (“JW Master Fund”), is added as a party to the Purchase Agreement and JW Opportunities Fund, LLC is removed as a party to this Agreement.  JW Master Fund hereby agrees to assume all of the rights and obligations of JW Opportunities Fund, LLC under the Purchase Agreement.

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Other than as set forth herein, the Purchase Agreement shall remain in full force and effect and from and after the date hereof all references to the Purchase Agreement shall be the Purchase Agreement, as amended by this Letter Agreement.

[Signature Pages Follow]

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Sincerely,

QLT INC.

By:	/s/ Geoffrey Cox
	Name:	Geoffrey Cox
	Title:	Interim Chief Executive Officer

[SIGNATURE PAGE TO LETTER AGREEMENT – BACKSTOP AMENDMENT]

Agreed and acknowledged
as of the date first written above:

BROADFIN HEALTHCARE MASTER FUND, LTD

By:	/s/ Kevin Kotler
	Name:	Kevin Kotler
	Title:	Authorized Signatory

[SIGNATURE PAGE TO LETTER AGREEMENT – BACKSTOP AMENDMENT]

Agreed and acknowledged
as of the date first written above:

JW PARTNERS, LP

By: JW GP, LLC, its General Partner

By:	/s/ Jason Wild
	Name:	Jason Wild
	Title:	Authorized Signatory

JW OPPORTUNITIES FUND, LLC

By: JW GP, LLC, its Manager

By:	/s/ Jason Wild
	Name:	Jason Wild
	Title:	Authorized Signatory

J.W. OPPORTUNITIES MASTER FUND, LTD.

By: JW GP, LLC, its Manager

By:	/s/ Jason Wild
	Name:	Jason Wild
	Title:	Authorized Signatory

[SIGNATURE PAGE TO LETTER AGREEMENT – BACKSTOP AMENDMENT]

ANNEX A

Number of Backstop Shares	Backstop Purchaser
First $5,000,000 of Purchase Price	Broadfin Healthcare Master Fund Ltd will receive 100%

Other Backstop Purchasers receive 0%

Remaining $10,000,000 of Purchase Price	Broadfin Healthcare Master Fund Ltd — 62.50%

JW Partners, LP — 29.25%

J.W. Opportunities Master Fund, Ltd. — 8.25%